                                                               Exhibit 10(g)(iv)


                                 AMENDMENT NO. 5
                                     TO THE
                  LIZ CLAIBORNE PROFIT-SHARING RETIREMENT PLAN
            (As Amended and Restated Effective as of January 1, 1987)

     The Liz Claiborne Profit-Sharing Retirement Plan as amended (the "Plan") is hereby further amended in the following respects, pursuant to the provisions of
Section 12.1 of the Plan, effective as of January 1, 1997:

     1. Section 6.2.2 of Article VI of the Plan is restated in its entirety as follows:

     6.2.2 Vesting After December 31, 1988 for Participants Hired Before January 1, 1997.

     Except as provided in Section 6.2.3, a Member who is credited with an Hour of Service (as defined in Section 14.1.3) after December 31, 1988, and whose Date of Hire (as defined in Section 14.1.2) is before January 1, 1997, has a vested and non-forfeitable right to a percentage of his account determined under the following schedule:

     Years of Vesting Service                            Vested Percentage
     ------------------------                            -----------------
                 Less than 2                                     0 percent
                           2                                    20 percent
                           3                                    40 percent
                           4                                    60 percent
                           5                                    80 percent
                           6                                   100 percent

     2. Article VI of the Plan is amended by adding a new Subsection 6.2.3 to provide as follows:


     6.2.3    Vesting after December 31, 1996.

     A Member whose Date of Hire (as defined in Section 14.1.2) is after December 31, 1996, and a Member who (a) has a Severance Period that commenced prior to January 1, 1997 and (b) had accumulated less than two
     (2) years of Vesting Service as of his Severance Date (for purposes of this Section 6.2.3 a Member's Vesting Service shall be determined without regard to Section 14.3) has a vested and non-forfeitable right to a percentage of his Account determined under the following schedule:

     Years of Vesting Service                            Vested Percentage
     ------------------------                            -----------------

                 Less than 5                                     0 percent
                           5                                   100 percent

     IN WITNESS WHEREOF, and as evidenced as the adoption of this Amendment No. 5 to the Plan, Liz Claiborne, Inc. has caused this instrument to be executed by its duly authorized officer and its corporate seal to be hereunto affixed, the 27th day of March, 1997.

                                             LIZ CLAIBORNE, INC.




                                             By:/s/ Samuel M. Miller
                                                --------------------------------
                                             Title:  Senior Vice President -
                                                     Finance and Chief Financial
                                                     Officer
ATTEST:

/s/ Roberta S. Karp
---------------------------


                                      - 2 -